EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND

Supplement to Prospectus dated April 29, 2019

EATON VANCE TAX-MANAGED BUY-WRITE OPPORTUNITIES FUND

Supplement to Prospectus dated July 29, 2019

EATON VANCE TAX-ADVANTAGED DIVIDEND INCOME FUND

EATON VANCE TAX-ADVANTAGED GLOBAL DIVIDEND OPPORTUNITIES FUND

EATON VANCE TAX-MANAGED DIVERSIFIED EQUITY INCOME FUND

Supplement to Prospectuses dated February 20, 2020

EATON VANCE TAX-MANAGED GLOBAL DIVERSIFIED EQUITY INCOME FUND

Supplement to Prospectus dated February 21, 2020

EATON VANCE TAX-MANAGED BUY-WRITE INCOME FUND

Supplement to Prospectus dated April 2, 2020

1.	The following replaces “Recent Market Events.” under the section titled “Special Risk Considerations” under “Prospectus Summary” and under the section titled “Additional Risk Considerations” or “Risk Considerations,” as applicable, under “Investment Objectives, Policies and Risks”:

Recent Market Events. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, and in March 2020, a declaration of a national emergency in the United States. The impact of this coronavirus may last for an extended period of time and result in a substantial economic downturn.  Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways.  Any such impact could adversely affect the Fund’s performance or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The effects of the outbreak may also cause issuers of securities held by the Fund to reduce, delay or eliminate previously anticipated dividend payments, which may adversely affect the Fund’s distribution rate.

April 13, 2020